                                                                   Exhibit 10.12
                                                                   -------------

--------------------------------------------------------------------------------


                       PREFERRED STOCK PURCHASE AGREEMENT



                        CONTROL DELIVERY SYSTEMS, INC.,






                           Dated as of August 8, 2000



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

                               TABLE OF CONTENTS

1.   DEFINITIONS.............................................................  5

2.   SALE AND PURCHASE OF SECURITIES.........................................  8

     2.1.  Investor Securities...............................................  8
     ----  -------------------
     2.2.  Agreement to Sell and Purchase....................................  9
     ----  ------------------------------
     2.3.  The Closing.......................................................  9
     ----  -----------
     2.4.  Use of Proceeds...................................................  9
     ----  ----------------

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................  9

     3.1.  Organization......................................................  9
     -----  -----------
     3.2.  Corporate Power...................................................  9
     -----  --------------
     3.3.  Subsidiaries...................................................... 10
     -----  -----------
     3.4.  Capitalization.................................................... 10
     -----  -------------
     3.5.  Authorization..................................................... 10
     -----  -------------
     3.6.  Financial Statements and Other Documents.......................... 11
     -----  ----------------------------------------
     3.7.  Outstanding Debt; Absence of Liabilities.......................... 11
     -----  ----------------------------------------
     3.8.  Changes in Condition.............................................. 11
     -----  --------------------
     3.9.  Contractual Obligations........................................... 13
     -----  ----------------------
     3.10.  Insurance........................................................ 14
     -----  ----------
     3.11.  Transactions with Affiliates..................................... 14
     -----  ----------------------------
     3.12.  Conformity With Legal Requirements............................... 14
     -----  -----------------------------------
     3.13.  Employee Benefit Plans........................................... 14
     -----  -----------------------
     3.14.  Employees........................................................ 14
     -----  ----------
     3.15.  Taxes............................................................ 15
     -----  ------
     3.16.  Litigation....................................................... 15
     -----  -----------
     3.17.  Patents and Trademarks........................................... 15
     -----  ----------------------
     3.18.  Consents......................................................... 16
     -----  ---------
     3.19.  Filings, Broker's Fees, etc...................................... 16
     -----  ----------------------------
     3.20.  Books and Records................................................ 16
     -----  ------------------
     3.21.  Real Property Holding Corporation................................ 16
     -----  ----------------------------------
     3.22.  Title to and Condition of Assets................................. 17
     -----  ---------------------------------
     3.23.  No Conflict of Interest.......................................... 17
     -----  ------------------------
     3.25.  Private Placement................................................ 17
     -----  ------------------
     3.26.  Environmental and Safety Laws.................................... 17
     -----  ------------------------------
     3.27.  Disclosure....................................................... 17
     -----  -----------

4.   REPRESENTATIONS AND WARRANTIES AND OTHER AGREEMENTS OF THE INVESTORS.... 18

     4.1.  Representations and Warranties of the Investors................... 18
     ----  ------------------------------------------------
     4.2.  Legend............................................................ 18
     ----  ------
     4.3.  Restricted Securities............................................. 18
     ----  ---------------------
     4.4.  FOR CANADIAN INVESTORS:  Contractual Rights of Action............. 19
     ----  ------------------------------------------------------

5.   CONDITIONS TO PURCHASE.................................................. 19

     5.1.   Representations and Warranties Correct........................... 19
     -----  ---------------------------------------
     5.2.   Performance...................................................... 19
     -----  -----------
     5.3.   Compliance Certificate........................................... 19
     -----  ----------------------
     5.4.   Filing of Certificate of Designation............................. 19
     -----  -------------------------------------
     5.5.   Related Agreements............................................... 19
     -----  -------------------
     5.6.   Legal Opinion.................................................... 20
     -----  -------------
     5.7.   Noncompetition Agreements........................................ 20
     -----  --------------------------
     5.8.   Legality......................................................... 20
     -----  ---------
     5.9.   Board of Directors............................................... 20
     -----  ------------------
     5.10.  General.......................................................... 20
     -----  --------

6.   CONDITIONS TO SALE...................................................... 20

     6.1.  Representations and Warranties.................................... 20
     ----  -------------------------------
     6.2.  Payment of Purchase Price......................................... 20
     ----  -------------------------
     6.3.  Performance....................................................... 20
     ----  ------------
     6.4.  Legality.......................................................... 21
     ----  ---------

7.   MISCELLANEOUS........................................................... 21

     7.1.  Expenses.......................................................... 21
     ----  --------
     7.2.  Notices........................................................... 21
     ----  -------
     7.3.  Confidentiality................................................... 21
     ----  ---------------
     7.4.  Amendments and Waivers............................................ 22
     ----  ----------------------
     7.5.  Survival and Termination of Covenants............................. 22
     ----  --------------------------------------
     7.6.  General........................................................... 22
     ----  --------

                       PREFERRED STOCK PURCHASE AGREEMENT

     THIS PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of August 8, 2000, is by and among Control Delivery Systems, Inc., a Delaware corporation (the "Company"), and the persons and entities listed on Schedule A attached hereto (collectively, the "Investors").

     The parties agree as follows:

1.   DEFINITIONS.

Accounting terms used in this Agreement and not otherwise defined herein shall have the meanings provided in GAAP. Certain capitalized terms are used in this Agreement as specifically defined in this Section 1 as follows:

     "Affiliate" means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is an officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified Person), (b) any Person of which the Company (or other specified Person) or any officer or director of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, Members of the Immediate Family of such Person; provided, however, that the Investors shall not be Affiliates of the Company for purposes of this Agreement.

     "Balance Sheet Date" is defined in Section 3.6(b).

     "By-laws" means all written rules, regulations, procedures and by-laws and all other similar documents, relating to the management, governance or internal regulation of a Person other than an individual, each as from time to time amended or modified.

     "Certificate of Designations" is defined in Section 2.1.

     "Charter" means the articles or certificate of incorporation, statute, constitution, joint venture or partnership agreement or articles or other charter of any Person other than an individual, each as from time to time amended or modified.

     "Closing" is defined in Section 2.3.

     "Closing Date" is defined in Section 2.3.

     "Code" means the federal Internal Revenue Code of 1986 or any successor statute, and the rules and regulations thereunder, as from time to time amended and in effect.

     "Common Stock" means the common stock, $0.01 par value, of the Company.

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act, the Exchange Act or both.

     "Company" is defined in the Preamble.

     "Compensation" as applied to any Person means the aggregate of all salaries, compensation, remuneration or bonuses of any character, retirement or pension benefits of any kind, or other payments of any kind whatsoever (other than health and medical benefits made available to employees generally and advances and reimbursements of business expenses) made directly or indirectly by the Company, any of its Subsidiaries or other specified Persons to such Person and Affiliates of such Person.

     "Consolidated," when used with reference to any term, means that term as applied to the accounts of the Company or other indicated Person and each of its respective Subsidiaries, consolidated or combined in accordance with GAAP after eliminating all inter-company items and with appropriate deductions for minority interests in Subsidiaries.

     "Contractual Obligation" means, with respect to any Person, any contracts, agreements, deeds, mortgages, leases, licenses, other instruments, commitments, undertakings, arrangements or understandings, written or oral, or other documents, including any document or instrument evidencing indebtedness, to which any such Person is a party or otherwise subject to or bound by or to which any asset of any such Person is subject.

     "Employee Benefit Plan" means each and all "employee benefit plans" as defined in section 3(3) of ERISA, maintained or contributed to by the Company, any of its Affiliates or any of their respective predecessors, or in which the Company, any of its Affiliates or any of their respective predecessors participates or participated and which provides benefits to employees of the Company or their spouses or covered dependents or with respect to which the Company has or may have a material liability, including, (i) any such plans that are "employee welfare plans" as defined in section 3(1) of ERISA and (ii) any such plans that are "employee pension benefit plans" as defined in section 3(2) of ERISA.

     "Environmental Laws" means all applicable federal, state and local laws, rules, regulations, common law, ordinances, decrees, orders, contracts and other binding obligations relating to pollution (including the treatment, storage and disposal of wastes and the cleanup of releases and threatened releases of materials), the preservation of the environment or the exposure to materials in the environment or workplace.

     "ERISA" means the Employee Retirement Income Security Act of 1974 or any successor statute and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereof, collectively and as from time to time amended and in effect.

     "ERISA Group," with respect to any entity, means any Person which is a member of the same "controlled group" or under "common control," within the meaning of section 414(b) or (c) of the Code or section 4001(b)(1) of ERISA, with such entity.

     "Exchange Act" means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as from time to time amended and in effect.

     "Financial Statements" is defined in Section 3.6.

     "GAAP" means generally accepted accounting principles, as in effect from time to time, applied on a basis consistent with that used in preparation of the financial statements referred to in Section 4.8, consistently applied.

     "Investor Securities" is defined in Section 2.1.

     "Investors" means the holders of Investor Securities, the original holders of which are listed in Exhibit A.

     "June Balance Sheet" means the balance sheet referred to in Section 3.6(b).

     "Legal Requirement" means any federal, state, local or foreign law, statute, standard, ordinance, code, order, rule, regulation, resolution, promulgation or any final order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing.

     "Material Adverse Effect" means a material adverse effect upon the business, assets, financial condition, income or prospects of the Company and its Subsidiaries on a Consolidated basis.

     "Members of the Immediate Family," as applied to any individual, means each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of the individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons.

     "Pension Plan" means each pension plan (as defined in section 3(2) of ERISA) established or maintained, or to which contributions are or were made, by the Company or any of its Subsidiaries or former Subsidiaries, or any Person which is a member of the same ERISA Group with any of the foregoing.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization or other entity and any governmental department or agency or political subdivision.

     "Principal Holder" means each original holder of Series A Preferred Stock set forth on Schedule A (and its Affiliates) so long as it holds Investor Securities that had an aggregate original purchase price of at least $1,000,000.

     "Qualified Public Offering" is defined in section 4.7.1 of the Certificate of Designation.

     "Registration Rights Agreement" is defined in Section 5.5.

     "Related Agreements" means the Stockholders' Agreement and the Registration Rights Agreement.

     "Required Holders" means the holders at the relevant time (excluding the Company or any of its Subsidiaries) of a majority or more of the voting power of all Series A Preferred Stock, voting together as a single class.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be from time to time amended and in effect.

     "Series A Preferred Stock" means the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company.

     "Stockholders' Agreement" is defined in Section 5.5.

     "Subsidiary" means any Person of which the Company or other specified Person now or hereafter shall at the time (a) own directly or indirectly through a Subsidiary at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or (b) constitute, directly or indirectly through another Subsidiary, a general partner.

     "Transaction Documents" is defined in Section 3.2.

     "Welfare Plan" means each welfare plan (as defined in section 3(1) of ERISA) established or maintained, or to which any contributions are or were made, by the Company or any of its Subsidiaries or any Person which is a member of the same ERISA Group with any of the foregoing.

2.   SALE AND PURCHASE OF SECURITIES.

     2.1. Investor Securities. The Company has authorized the issuance and sale of up to 641,642 shares of its Series A Preferred Stock, $0.01 par value to be issued under this Agreement. The Series A Preferred Stock being purchased by the Investors hereunder, together with any securities issued with respect thereto, upon exercise, conversion or transfer thereof or in exchange therefor, including the Common Stock issuable upon conversion of the Series A Preferred Stock, are collectively referred to as "Investor Securities"; provided, however, that once any such securities have been sold in a public offering registered under the Securities Act they shall cease to be Investor Securities for all purposes of this Agreement. The rights, privileges and preferences of the Series A Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, attached hereto as Exhibit B (the "Certificate of Designations").

     2.2. Agreement to Sell and Purchase. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties set forth herein, the Company agrees to sell to the Investors, and each such Investor, severally and not jointly, agrees to purchase from the Company, the number of shares of Series A Preferred Stock set forth opposite such Investor's name on Exhibit A hereto for a purchase price of $53.74 per share of Series A Preferred Stock.

     2.3. The Closing. The closing of the purchase and sale of Series A Preferred Stock (the "Closing") shall take place at the offices of Ropes & Gray, One International Place, Boston, Massachusetts on August 8, 2000 (the "Closing Date") or at such other place and time as the parties shall mutually agree. At the Closing, the Company will deliver or cause to be delivered to each of the Investors purchasing Series A Preferred Stock a certificate or certificates, registered in such Investor's name, representing the number of shares of Series A Preferred Stock to be acquired by such Investor pursuant to this Agreement against payment of the purchase price thereof in lawful money of the United States of America by wire transfer or by check payable to the Company.

     2.4. Use of Proceeds. The Company covenants that it will apply the cash proceeds of the Series A Preferred Stock solely for the following lawful purposes: (1) research and development and (2) general corporate purposes, including working capital and funding operational losses.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Investors to enter into this Agreement and to purchase the Series A Preferred Stock hereunder, the Company represents and warrants that except as set forth on a Schedule of Exceptions attached hereto (the "Schedule of Exceptions"), furnished to each Investor and specifically identifying the relevant section or paragraph below, which exceptions shall be deemed to be representations and warranties made hereunder:

     3.1. Organization. The Company is a duly organized and validly existing corporation in corporate good standing under the laws of the State of Delaware. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it does business, except where the failure to be so qualified would not have a Material Adverse Effect.

     3.2. Corporate Power. The Company has all necessary corporate power and authority to own its property, to enter into and perform this Agreement and the Related Agreements (together, the "Transaction Documents"), to issue and sell the Investor Securities hereunder, and to carry on its business as presently conducted or proposed to be conducted. The Company has taken all corporate action necessary to authorize the Transaction Documents and the issuance of the Investor Securities to be issued and sold hereunder. The copies of the Charter and By-laws of the Company, as amended to date, which have been furnished to counsel for the Investors by the Company, are correct and complete.

    3.3. Subsidiaries. The Company does not own or control, directly or indirectly, or have an interest in, any other corporation, partnership, limited liability company, trust, joint venture association or other business entity.

    3.4. Capitalization. The authorized capital stock of the Company is set forth in the Schedule of Exceptions. On the Closing Date, after giving effect to the issuance of the Series A Preferred Stock, the Company will have no outstanding capital stock except for the shares of Common Stock and Series A Preferred Stock owned as of record by the persons and in the amounts listed in the Schedule of Exceptions. All of the shares of capital stock of the Company are validly issued, fully paid, nonassessable and subject to no lien or restriction on transfer, except restrictions on transfer imposed by the Related Agreements and applicable securities laws or as otherwise set forth on the Schedule of Exceptions. All of the outstanding shares of capital stock have been offered and sold in compliance with applicable federal and state securities laws. Other than as set forth on the Schedule of Exceptions, the Company does not have outstanding (a) any rights (either preemptive or otherwise) or options to subscribe for or purchase, or any warrants or other agreements providing for or requiring the issuance of, any capital stock or any securities convertible into or exchangeable for its capital stock, (b) any obligation to repurchase or otherwise acquire or retire any of its capital stock, any securities convertible into or exchangeable for its capital stock or any rights, options or warrants with respect thereto, (c) any rights that require it to register the offering of any of its securities under the Securities Act or (d) any restrictions on voting any of its securities. The Series A Preferred Stock that is being issued to the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Related Agreements and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased hereunder has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designations, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Related Agreements and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

    3.5. Authorization. All corporate action on the part of the Company necessary for the due authorization, execution and delivery of the Transaction Documents and the consummation of the transactions contemplated herein and therein, and for the due authorization and issuance of the shares of Series A Preferred Stock and of the Common Stock issuable upon conversion has been or will be taken prior to the Closing. The Transaction Documents are legal, valid and binding agreements of the Company, enforceable in accordance with their terms. The execution, delivery and performance by the Company of the Transaction Documents and the issuance and sale of the Investor Securities will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of any Legal Requirement to which the Company is subject, or the Company's Charter or By-Laws, or any Contractual Obligation to which the Company is a party or by which it is bound.

     3.6. Financial Statements and Other Documents. The Investors have been furnished with complete and correct copies of the following:

          (a) Audited Balance sheet of the Company as of December 31, 1999, together with the related audited statements of income, cash flows and stockholders' equity for the year then ended;

          (b) Unaudited balance sheet of the Company as of June 30, 2000 (the "Balance Sheet Date"), together with the related unaudited statement of income for the six-month period then ended; and

          (c) Pro forma financial projections (the "Projections") included in the Private Placement Memorandum.

     The financial statements referred to in clauses (a) and (b) above (the "Financial Statements") (i) are in accordance with the books and records of the Company, (ii) have been prepared in accordance with GAAP consistently applied and (iii) fairly present the financial condition of the Company at the dates thereof and the results of its operations for the periods covered thereby, except that the financial statements referred to in clause (b) above do not contain footnotes and are subject to normal year-end adjustments. The Projections were based on (i) assumptions and accounting methods consistent with the Financial Statements described in paragraph (a) above and (ii) on the financing contemplated hereby. Actual results may vary materially from the Projections and the Corporation represents only that the Projections were prepared in good faith and are based on a set of assumptions believed by the Company to be reasonable as of the date hereof.

     3.7. Outstanding Debt; Absence of Liabilities. The Company (i) has no outstanding indebtedness for borrowed money except as reflected in the Financial Statements or the Schedule of Exceptions and (ii) is not a guarantor or otherwise contingently liable on such indebtedness of any other Person. Except as set forth in the Schedule of Exceptions, the Company has no material liabilities, contingent or otherwise, which are not reflected or provided for in the Financial Statements.

     3.8. Changes in Condition. Since the Balance Sheet Date, there have occurred no event or events that, individually or in the aggregate, have caused or are reasonably likely to cause a Material Adverse Effect. Except as set forth on the Schedule of Exceptions, since the Balance Sheet Date, the Company has not
(a) made any payment (other than Compensation to its directors, officers and employees at rates in effect prior to the Balance Sheet Date or for bonuses accrued in accordance with normal practice prior to the Balance Sheet Date) to any of its Affiliates, (b) increased the Compensation, including bonuses, payable or to be payable to any of its directors, officers, employees or Affiliates, by more than 10%, or (c) entered into any

Contractual Obligation, or entered into or performed any other transaction, not in the ordinary and usual course of business and consistent with past practice, other than as specifically contemplated by this Agreement. Except as set forth on the Schedule of Exceptions, since the Balance Sheet Date there has not been:

          (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that would not, in the aggregate, cause a Material Adverse Effect;

          (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, financial condition, operating results, assets, properties or prospects of the Company (as such business is presently conducted and as it is proposed to be conducted);

          (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

          (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that would not reasonably be expected to have a Material Adverse Effect;

          (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

          (f) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company;

          (g) any resignation or termination of employment of any officer or key employee of the Company; and the Company, to the best of its knowledge, does not know of any impending resignation or termination of employment of any such officer or key employee;

          (h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its properties or assets, except liens for taxes not yet due or payable;

          (i) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

          (j) any declaration, setting aside or payment or other distribution in respect to any of the capital stock of the Company, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company; or

          (k) any arrangement or commitment by the Company to do anything described in this Section 3.8.

     3.9. Contractual Obligations. The Schedule of Exceptions contains, together with a reference to the paragraph pursuant to which each item is being disclosed, a correct and complete list of all Contractual Obligations of the Company of the types described below :

          (a) All collective bargaining agreements, all employment, bonus or consulting agreements, all pension, profit sharing, deferred compensation, stock option, stock purchase, retirement, welfare or incentive plans or agreements.

          (b) All Contractual Obligations under which the Company is restricted from carrying on any business or venture anywhere in the world.

          (c) All Contractual Obligations to sell or lease (as lessor) any of the properties or assets of the Company, except in the ordinary course of business, or to purchase or lease (as lessee) any real property.

          (d) All Contractual Obligations pursuant to which the Company guarantees any liability of any Person, or pursuant to which any Person guarantees any liability of the Company.

          (e) All Contractual Obligations pursuant to which the Company provides goods or services involving payments to the Company of more than $25,000 annually, which Contractual Obligation is not terminable by the Company without penalty upon notice of 30 days or less.

          (f) All Contractual Obligations with any Affiliate of the Company involving more than $10,000 (other than the Related Agreements).

          (g) All Contractual Obligations providing for the disposition of the business, assets or shares of the Company or the merger or consolidation or sale of purchase of all or substantially all of the assets or business of any Person, and any letters of intent relating to the foregoing.

          (h) All Contractual Obligations of the Company relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien on, any asset of the Company involving indebtedness of more than $25,000 (except liens imposed by operation of law).

     All of the Contractual Obligations of the Company are enforceable against the Company and, to its knowledge, the other parties thereto in accordance with their terms, except for Contractual Obligations the failure of which to be so enforceable does not and will not result in a Material Adverse Effect. The Company is not presently in default under, nor, to the best of the Company's knowledge, are there any liabilities arising from any breach or default by any Person prior to the date of this Agreement of, any provision of any such Contractual Obligation. The Company has made available to counsel for the Investors true and correct copies of all Contractual Obligations listed on the Schedule of Exceptions.

     3.10. Insurance. The Company maintains in full force and effect such types and amounts of insurance issued by insurers of recognized responsibility insuring the Company with respect to its business and properties, in such amounts and against such losses and risks which are usual and customary in the Company's business as to amount and scope and as are listed in the Schedule of Exceptions.

     3.11. Transactions with Affiliates. Other than as set forth in the Schedule of Exceptions, no Affiliate of the Company is a customer or supplier of the Company.

     3.12. Conformity With Legal Requirements. The operations of the Company as presently conducted are not in violation of, nor is the Company in default under, any Legal Requirements presently in effect, except for such violations and defaults as do not and will not, in the aggregate, have a Material Adverse Effect. The Company has all franchises, licenses, permits or other authority presently necessary for the conduct of its business as now conducted. Based on the facts presently known to the Company, all future expenditures on the part of the Company that will be reasonably required for the business as presently conducted to meet the provisions of any presently existing Legal Requirement (including Legal Requirements relating to employment practices or to occupational or health standards or to environmental considerations) will not, in the aggregate, have a Material Adverse Effect.

     3.13. Employee Benefit Plans. The Schedule of Exceptions sets forth a complete list of all Employee Benefit Plans and all Welfare Plans applicable to the employees of the Company. Each Employee Benefit Plan and Welfare Plan has been administered in substantial compliance with its terms and all applicable laws, including the Code and ERISA, except where the failure to comply would not have a Material Adverse Effect. The Company has no obligation under any Welfare Plan to provide for the continuation of benefits (other than disability payments and medical benefits incurred for illness arising in the course of employment) for more than one year after retirement or other termination of employment. No "reportable events" within the meaning of section 4043 of ERISA have occurred with respect to any Employee Benefit Plan. No Pension Plan is a "multiemployer plan" as defined in ERISA. The present value of benefits liabilities as described in Title IV of ERISA of Employee Benefit Plans does not exceed the current value of such Employee Benefit Plans' assets allocable to such benefits liabilities by more than $100,000.

     3.14. Employees. None of the employees of the Company is presently represented by a labor union, and no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeking recognition of a bargaining representative. No controversies or disputes are pending between the Company and any of its employees, except for such controversies and disputes as do not and will not, in the aggregate, have a Material Adverse Effect. To the best of the Company's knowledge, no employee of the Company is in violation of any term of any Contractual Obligation with a former employer relating to the right of any such employee to be employed by the Company because of the nature of the Company's business or the use of any trade secrets or proprietary information. The Company has furnished to the Investors a list setting forth the names and salaries of the employees of the Company with annual salaries in excess of $50,000. Except as set forth in the Schedule of Exceptions, each employee of the Company is an "employee at will" and may be terminated by the Company without payment of any amounts other than accrued wages. Each current and former employee and officer of the Company has executed an Employee Confidentiality and Invention Agreement substantially in the form or forms which have been delivered to counsel for the Investors. The Company is not aware of the pending resignation or termination of any employee.

     3.15. Taxes. The Company has filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due. The Company has no knowledge of any material additional assessments or any basis therefor. The Company reasonably believes that the charges, accruals and reserves on the June Balance Sheet in respect of taxes or other governmental charges are adequate. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid over such amounts to the appropriate taxing authorities.

     3.16. Litigation. No litigation or proceeding before, or investigation by, any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Company, threatened (nor to the knowledge of the Company, does any basis exist therefor) against the Company or, to the Company's knowledge, any officer or key employee of the Company, which in the aggregate could result in any material liability or which may otherwise result in a Material Adverse Effect, or which seeks rescission of, seeks to enjoin the consummation of, or which questions the validity of, the Transaction Documents, the terms of the Series A Preferred Stock or any of the transactions contemplated hereby or thereby. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality.

     3.17. Patents and Trademarks. The Company owns or possesses sufficient legal right to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without, to the best of the Company's knowledge, any conflict with, or infringement of the rights of, others. The Schedule of Exceptions contains a complete list of patents and pending applications of the Company. Except as set forth in the Schedule of Exceptions, and except for agreements with its own employees or consultants, substantially in the form referenced in Section 3.14, and standard end-user license agreements, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. Except as set forth on the Schedule of Exceptions, the Company does not believe it is or will be necessary to use any inventions of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

     3.18. Consents. No consent, approval, qualification, order or authorization of, or filing with any governmental authority is required in connection with the Company's valid execution, delivery or performance of the Transaction Documents, or the offer, issue or sale of the Investor Securities by the Company, the conversion of the Series A Preferred Stock, or the issuance of Common Stock upon conversion of the Series A Preferred Stock, or the consummation of any other transaction contemplated on the part of the Company hereby, except the filing of the Amended and Restated Charter and the filing of a Form D and post-sale filings required under state securities laws with respect to the offering.

     3.19. Filings, Broker's Fees, etc. Except for placement agent fees payable to Deutsche Banc Alex. Brown, the Company is not obligated to pay any broker's fee, finder's fee, investment banker's fee or other similar transaction fee in connection with the transactions contemplated hereby.

     3.20. Books and Records. The copy of the minute books of the Company provided to the Investors' counsel contains minutes of all meetings of directors and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes in all material respects.

     3.21. Real Property Holding Corporation. The Company is not a "United States real property holding corporation," as defined in section 897(c)(2) of the Code and Treasury Regulation section 1.897-2(b).

     3.22. Title to and Condition of Assets. The Company has good title to all of its material properties and assets, free and clear of all liens, charges and encumbrances except as disclosed herein or in the Schedule of Exceptions. All such properties and assets are in good condition or order and are reasonably suitable for use in conformity with their intended purposes. With respect to the material property and assets it leases, the Company is in compliance with the material terms of such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

     3.23. No Conflict of Interest. Except as specified in the Schedule of Exceptions, the Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees.

None of the Company's officers or directors, or any Members of their Immediate Families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of stock of the Company) or, to the best knowledge of the Company, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a material business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company. To the best knowledge of the Company, none of the Company's officers or directors or any Members of their Immediate Families are, directly or indirectly, interested in any material contract with the Company.

     3.25. Private Placement. Subject in part to the truth and accuracy of the Investors' representations set forth in this Agreement, the offer, sale and issuance of the Series A Preferred Stock as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will offer to sell all or any part of the Series A Preferred Stock to any person or persons so as to bring the sale of such shares by the Company within the registration provisions of the Securities Act or any state securities laws.

     3.26. Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety where such violation, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, and, to its knowledge, no material expenditures are required in order to comply with any such existing statute, law or regulation.

     3.27. Disclosure. Neither this Agreement nor the Private Placement Memorandum, contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in any material respect (except that no representation or warranty is made here as to the Projections).

4.   REPRESENTATIONS AND WARRANTIES AND OTHER AGREEMENTS OF THE INVESTORS

     4.1. Representations and Warranties of the Investors. Each of the Investors severally and not jointly represents and warrants to the Company that:

          (a) It is an "accredited investor" for purposes of Regulation D under the Securities Act and that it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

          (b) It is acquiring the Series A Preferred Stock at the Closing for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof;

provided, however, that the disposition of the Investors' property shall at all times remain in the Investors' control.

          (c) It has had an opportunity to discuss the Company, business, management and financial affairs with the Company's management and has received (or had made available to it) any financial and business documents requested by it.

          (d) It understands that the shares of Series A Preferred Stock to be purchased by it have not been registered under the Securities Act and must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

          (e) It has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

     4.2. Legend. Except as otherwise permitted by Section 4.3, each certificate representing shares of Investor Securities shall bear a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold, or otherwise transferred, in the absence of an effective registration statement under such Act or an opinion of counsel reasonably satisfactory to the Company that such sale or transfer may be effected without such registration or that such sale or transfer is made pursuant to an exemption therefrom under such Act and under any such applicable state laws."

     4.3. Restricted Securities. Each Investor understands that the Series
A Preferred Stock (and any Common Stock issued on conversion thereof) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Series A Preferred Stock (or the Common Stock issued on conversion thereof) or an available exemption from registration under the Securities Act, the Series A Preferred Stock (and any Common Stock issued on conversion thereof) must be held indefinitely. In particular, each Investor is aware that the Series A Preferred Stock (and any Common Stock issued on conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

     4.4. FOR CANADIAN INVESTORS: Contractual Rights of Action. The parties agree that those Investors who are residents of Ontario, Canada shall have the contractual rights of action set forth in the Private Placement Memorandum under the heading "Certain Rights of Action" as if such rights were fully set forth in this Agreement, and that such rights are hereby incorporated by reference.

5. CONDITIONS TO PURCHASE. The Investors' several obligations to purchase the Series A Preferred Stock pursuant to this Agreement on the Closing Date are subject to the satisfaction, on or prior to such Closing Date, of the following conditions:

     5.1. Representations and Warranties Correct. The representations and warranties made by the Company herein shall have been true and correct in all respects when made and shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

     5.2. Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all respects and the Company shall not be in default in the performance of or compliance with any provisions of this Agreement.

     5.3. Compliance Certificate. The Company shall have delivered to the Investors a certificate of the chief executive officer or chief financial officer of the Company, dated as of the Closing Date, certifying to the matters stated in Sections 5.1 and 5.2 and such other matters as the Investors reasonably request.

     5.4. Filing of Certificate of Designation. The Company shall have filed with the Secretary of State of Delaware the Certificate of Designation in the form attached hereto as Exhibit B and the Certificate of Designation shall have become effective.

     5.5. Related Agreements. The Company and the other parties thereto shall have duly authorized, executed and delivered to the Investors the following agreements:

          (a) Stockholders' Agreement, in the form of Exhibit C, among the Company, the Investors and certain other stockholders of the Company (as from time to time in effect, the "Stockholders' Agreement").

          (b) Registration Rights Agreement, in the form of Exhibit D, among the Company, the Investors and certain other stockholders of the Company (as from time to time in effect, the "Registration Rights Agreement").

     5.6. Legal Opinion. On the Closing Date, the Investors shall have received from Ropes & Gray, counsel to the Company, an opinion in substantially the form of Exhibit E.

     5.7. Noncompetition Agreements. Drs. Ashton and Smith shall have entered into a Noncompetition Agreement in a form reasonably acceptable to the Investors.

     5.8. Legality. All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Series A Preferred Stock pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.

     5.9. Board of Directors. The Company shall have taken steps necessary to cause the Essex Director (as defined in the Stockholders' Agreement) to be elected to the Company's Board of Directors immediately after the Closing.

     5.10. General. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Investors, and the Investors shall have received copies of all documents, including records of corporate proceedings and officers certificates, which they may have reasonably requested in connection therewi


6. CONDITIONS TO SALE. The Company's obligations to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective unless consented to in writing by the Company:

     6.1. Representations and Warranties. The representations and warranties made by the Investors herein shall have been true and correct in all respects when made and shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date.

     6.2. Payment of Purchase Price. The Investors shall have delivered the applicable purchase price specified in Section 2.

     6.3. Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Investors on or prior to the Closing Date shall have been performed or complied with in all respects and the Investors shall not be in default in the performance of or compliance with any provisions of this Agreement.

     6.4. Legality. All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Series A Preferred Stock pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.

7.   MISCELLANEOUS.

     7.1. Expenses. The Company will bear its own expenses and legal fees incurred on its behalf with respect to the Transaction Documents, and the Company hereby agrees to reimburse the Investors for the Investors' reasonable expenses incurred in connection with their due diligence review of the Company and the reasonable fees and expenses of Testa Hurwitz & Thibeault, LLP and Baker Botts LLP, counsel for the Investors, in connection with the negotiation and closing of the transaction, up to an aggregate of $40,000.

     7.2. Notices. All notices and other communication required in connection with this Agreement or the Investor Securities must be in writing and shall be deemed to be delivered if addressed as provided below and if either (a) actually delivered at said address, (b) in the case of a letter, seven business days shall have elapsed after the same shall have been deposited in the

United States mails, postage prepaid and registered or certified, return receipt requested or (c) transmitted to any address outside of the United States, by telecopy and confirmed by overnight or two-day courier:

     If to the Company, to it at 313 Pleasant Street, Watertown, MA 02427, attention: President, telecopy: (617) 926-2313, telephone: (617) 926-5000, with a copy to Ropes & Gray, One International Place, Boston, MA 02110, attention:
Mary E. Weber, Esq., telecopy: (617) 951-7050, telephone: (617) 951-7000 or at such other address as the Company shall have specified by notice to the Principal Holders.

     If to the Investors, to the Investors' respective addresses set forth on Exhibit A, or at such other address as the Investors shall have specified by notice to the Company, with a copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110, attention: Andrew E. Taylor, Esq., telecopy: (617) 248-7100, telephone: (617) 248-7000.

     If to any other holder of record of any Investor Security, to it at its address set forth in the stock register of the Company.

     7.3. Confidentiality. Each Investor will maintain the confidential nature of information obtained from the Company concerning the Company; provided, however, that such Investor shall not be precluded from making disclosure regarding such information: (a) to counsel for any such Investor, accountants or other professional advisors on a need-to-know basis, (b) to any other Investor,
(c) as required by law or applicable regulation, (d) to any participant in or assignee of any Investor Securities after notice to the Company so long as such participant or assignee has agreed to be bound by this Section 7.3, or (e) to the extent such information has become publicly available other than as a result of the violation of this Section 7.3.

     7.4. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Required Holders. Any amendment or waiver effected in accordance with this Section 7.4 shall be binding upon each holder of any Investor Securities and the Company and each of its Subsidiaries. Written notice of the amendment or waiver of any term of this Agreement (or the observance thereof) shall be given to all Principal Holders who did not consent in writing to such amendment or waiver.

     7.5. Survival and Termination of Covenants. All covenants, agreements, representations and warranties made herein or in any closing certificate or other certificate or written report delivered to the Investors pursuant to an express requirement hereof shall be deemed to have been material and relied on by the Investors, notwithstanding any investigation made by the Investors or on the Investors behalf, shall survive the execution and delivery to the Investors hereof and of the Investor Securities.

     7.6. General. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement, the Related Agreements and the other items referred to herein or therein constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all present and prior agreements, whether written or oral, except for the confidentiality agreement entered into between the Company and each of the Investors. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts which together shall constitute one instrument and shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Whether or not any express assignment has been made in this Agreement, provisions of this Agreement that are for the Investors' benefit as the holder of any Investor Securities are also for the benefit of, and enforceable by, all subsequent holders of Investor Securities.

     The undersigned have executed this Agreement under seal as of the date first above written.

                         CONTROL DELIVERY SYSTEMS, INC.

                         By: /s/ Paul Ashton
                             --------------------------
                         Name:  Paul Ashton
                         Title:  President



                         By: /s/ Thomas J. Smith
                             --------------------------
                         Name:  Thomas J. Smith
                         Title:  Chairman

          ESSEX WOODLANDS HEALTH VENTURES FUND V, L.P.

                         By: Essex Woodlands Health Ventures V, L.L.C.


                         By: /s/ James L. Currie
                             ----------------------------------
                         Name:  James L. Currie
                         Title:  Managing Director

                         ESSEX WOODLANDS HEALTH VENTURES FUND IV, L.P.
                         By: Essex Woodlands Health Ventures IV, L.L.C.


                         By: /s/ James L. Currie
                             ----------------------------------
                         Name: James L. Currie
                         Title:  Managing Director

                         CAPITAL RESEARCH AND MANAGEMENT COMPANY,
                         On behalf of

                         SMALLCAP WORLD FUND, INC.


                         By: /s/ Catherine M. Ward
                             ----------------------------------
                         Name: Catherine M. Ward
                         Title: Senior Vice President

                         BROOKSIDE CAPITAL PARTNERS FUND, L.P.


                         By: /s/ Ed Brakeman
                             ----------------------------------
                         Name: Ed Brakeman
                         Title: Managing Director

                         ESSEX PRIVATE PLACEMENT FUND III - A
                         ESSEX PRIVATE PLACEMENT FUND III - B

                         By:  Essex Investment Management Company, LLC
                           its General Partner


                         By: /s/ Susan P. Stickells
                             ----------------------------------
                         Name:  Susan P. Stickells
                         Title:  Principal

                         T. ROWE PRICE NEW HORIZONS FUND, INC.


                         By: /s/ John H. Laporte
                             ----------------------------------
                         Name: John H. Laporte
                         Title: Director


                         T. ROWE PRICE HEALTH SCIENCES FUND, INC.



                         By: /s/ John H. Laporte
                             ----------------------------------
                         Name: John H. Laporte
                         Title: Director

                         ANVIL INVESTMENT ASSOCIATES, LP
                         By:  Anvil Management Company, LLC
                           its General Partner

                             Anvil Investment Associates L.P.

                         By: /s/ Theodore H. Ashford
                             ----------------------------------
                         Theodore H. Ashford, Member

                         MORGAN STANLEY DEAN WITTER EQUITY
                         FUNDING, INC.


                         By: /s/ Thomas A. Clayton
                             ----------------------------------
                         Name: Thomas A. Clayton
                         Title: Vice President

                         MORGAN STANLEY DEAN WITTER VENTURE
                            PARTNERS IV, L.P.
                         MORGAN STANLEY DEAN WITTER VENTURE
                            INVESTORS IV, L.P.
                         MORGAN STANLEY DEAN WITTER VENTURE
                            OFFSHORE INVESTORS IV, L.P.

                         By:  MSDW Venture Partners IV, L.L.C.,
                           as General Partner of each of the limited
                           partnerships named above

                         By:  MSDW Venture Partners IV, Inc., as Member


                         By: /s/ Debra Abramovitz
                             ----------------------------------
                         Name:  Debra Abramovitz
                         Title:  Principal

                         RGIP, LLC

                         /s/ Douglas N. Ellis
                         ----------------------------------
                         Name:  Douglas N. Ellis
                         Title:  Managing Member

                         /s/ Peter Liley
                         ----------------------------------
                         Peter Liley


                         /s/ Leann Reitzig
                         ----------------------------------
                         Leann Reitzig


                         /s/ Steve Silverman
                         ----------------------------------
                         Steve Silverman


                         /s/ John Bierly
                         ----------------------------------
                         John Bierly

                         /s/ Doug Gaeth
                         ----------------------------------
                         Doug Gaeth


                         /s/ Bob Baker
                         ----------------------------------
                         Bob Baker


                         /s/ Phil McCarthy
                         ----------------------------------
                         Phil McCarthy

                         /s/ John Reitter
                         ----------------------------------
                         John Reitter


                         /s/ John Slattery, Jr.
                         ----------------------------------
                         John Slattery, Jr.


                         /s/ John Slattery, Sr.
                         ----------------------------------
                         John Slattery, Sr.


                         /s/ Joseph Cannistraro
                         ----------------------------------
                         Joseph Cannistraro


                         /s/ Dean Elliott
                         ----------------------------------
                         Dean Elliott


                         /s/ Abdul R. Piracha
                         ----------------------------------
                         Abdul R. Piracha


                         /s/ John Willadsen
                         ----------------------------------
                         John Willadsen


                         /s/ Alan Perry
                         ----------------------------------
                         Alan Perry


                         /s/ Dr. Edward Wilk
                         ----------------------------------
                         Dr. Edward Wilk

                         /s/ Thomas DeRosa
                         ----------------------------------
                         Thomas DeRosa

                         /s/ Christina Takoudes Morrison
                         ----------------------------------
                         Christina Takoudes Morrison


                         /s/ Stanley B. Blaylock
                         ----------------------------------
                         Stanley B. Blaylock


                         /s/ Brent B. Milner
                         ----------------------------------
                         Brent B. Milner


                         /s/ David Steinberg
                         ----------------------------------
                         David Steinberg


                         /s/ James P. Scopa
                         ----------------------------------
                         James P. Scopa


                         /s/ Michael H. Cohen
                         ----------------------------------
                         Michael H. Cohen


                         /s/ Greg Parekh
                         ----------------------------------
                         Greg Parekh


                         /s/ Dallas Miller
                         ----------------------------------
                         Dallas Miller

                         /s/ Richard T. Broglino
                         ----------------------------------
                         Richard T. Broglino


                         /s/ Patricia Rupnow
                         ----------------------------------
                         Patricia Rupnow


                         /s/ Karen Boyd
                         ----------------------------------
                         Karen Boyd


                         /s/ James A. Smith
                         ----------------------------------
                         James A. Smith


                         /s/ Jeff Blum aka Jeffrey A. Blum
                         ----------------------------------
                         Jeff Blum